Exhibit 99.1

15Ga-1 Representations and Warranties Table (FN1)

Asset Class: CMBS
Name of Issuing Entity	Check if registered	Name of Originator (FN2)	Total Assets in ABS by Originator at time of securitization (FN3)				Assets that Were Subject of Demand (FN3)(FN4)			Assets that Were Repurchased or Replaced (FN3)(FN5)			Assets Pending Repurchase or Replacement (within cure period) (FN6)			Demand in Dispute (FN3)(FN4)(FN7)			Demand Withdrawn (FN3)(FN4)(FN8)			Demand Rejected (FN3)(FN4)(FN9)
			#	$		% of prin. balance	#	$ (FN10)	% of prin. balance (FN11)	#	$ (FN10)	% of prin. balance (FN11)	#	$ (FN10)	% of prin. balance (FN11)	#	$ (FN10)	% of prin. balance (FN11)	#	$ (FN10)	% of prin. balance (FN11)	#	$ (FN10)	% of prin. balance (FN11)
(a)	(b)	(c)	(d)	(e)		(f)	(g)	(h)	(i)	(j)	(k)	(l)	(m)	(n)	(o)	(p)	(q)	(r)	(s)	(t)	(u)	(v)	(w)	(x)
BBCMS Mortgage Trust 2023-C19, Commercial Mortgage Pass-Through Certificates, Series 2023-C19 (0001966434) (FN12)	X	Starwood Mortgage Capital LLC	2		$60,950,000.00	7.2%	1	$54,500,000.00	6.8%	-	$-	0.0%	-	$-	0.0%	1	$54,500,000.00	6.8%	-	$-	0.0%	-	$-	0.0%
Issuing Entity Total			2		$60,950,000.00	7.2%	1	$54,500,000.00	6.8%	-	$-	0.0%	-	$-	0.0%	1	$54,500,000.00	6.8%	-	$-	0.0%	-	$-	0.0%

FN1:  This Form ABS-15G contains all applicable information in our records required to be reported on Form ABS-15G that we know and that is available to us without unreasonable effort or expense in connection with demands for repurchase or replacement of pool assets in Covered Transactions (as defined below) for breaches of representations or warranties.  In connection with the preparation of Form ABS 15G, we undertook the following steps to gather the information required by Rule 15Ga-1:  (i) identifying all asset-backed securities transactions in which we acted as a securitizer that were not the subject of a filing on Form ABS-15G by an affiliated securitizer (“Covered Transactions”) and (ii) performing a diligent search of our records for all relevant information.

FN2: “Originator” generally refers to the party identified in securities offering materials at the time of issuance for purposes of meeting applicable SEC disclosure requirements. Starwood Mortgage Capital LLC (“SMC”) is one of multiple originators of assets held by the issuing entity. Only the originators related to the securitizer’s securitized assets are listed.

FN3:  The numbers of assets or demands (shown in columns (d), (g), (j), (m), (p), (s) and (v), principal balances (shown in columns (e), (h), (k), (n), (q), (t) and (w)) are with respect to the securitizer’s asset contribution only (without taking into account assets contributed by other securitizers).  However, the percentages of principal balances (shown in columns (f), (i), (l), (o), (r), (u) and (x)) are with respect to the entire securitization pool (taking into account assets contributed by other securitizers) and based on (i) an aggregate principal balance of approximately $849,358,939.00 at the time of securitization (for column (f)), as shown on the issuing entity's Form 424B2 filed on April 27, 2023, and (ii) an aggregate scheduled principal balance of $799,304,433.79 as of December 17, 2025 (for columns (i) and (o)), as shown on the report of the issuing entity prepared by the Certificate Administrator for the distribution dated December 17, 2025 (as filed in the issuing entity's Form 10-D on December 29, 2025).

FN4: Reflects aggregate numbers for all demand activity shown in this table.

FN5: Includes loans for which the repurchase price or replacement asset was received by the issuing entity during the reporting period.  The demand related to loans reported in this column may have been received prior to the reporting period covered by this Form ABS-15G.

FN6: Includes loans that are subject to a demand and within the cure period.  The demand related to loans reported in this column may have been received prior to the reporting period covered by this Form ABS-15G.

FN7: Includes demands received during and prior to the reporting period covered by this Form ABS-15G unless the loan falls into one of the other categories reflected on this chart or the demand was received prior to this reporting period and was finally resolved prior to this reporting period.

FN8: Includes loans for which the buyback demand was withdrawn by the party submitting the demand during the reporting period covered by this Form ABS-15G.  Also includes loans that have been cured. The demand related to loans reported in this column may have been received prior to the reporting period covered by this Form ABS-15G.

FN9: Includes loans (i) for which a demand was received, a rebuttal was made and there was no response within 90 days of the rebuttal and (ii) for which the related obligor has repaid the loan in full, in each case during the reporting period covered by this Form ABS-15G.  The demand related to loans reported in this column may have been received prior to the reporting period covered by this Form ABS-15G.

FN10: Principal balance was determined as of the earlier of (i) the principal balance reported in the December 2025 distribution date report and (ii) the principal balance on the distribution date immediately preceding the period for which the distribution date report reflected that the loan was removed from the pool.  Liquidated loans reflect amounts received as borrower payments, insurance proceeds and all other liquidation proceeds.  All of the balances and loan counts set forth in the exhibit are based on the securitizer’s records and, in certain instances, may differ from balance and loan count information publicly available.

FN11: % of principal balance was calculated by using the principal balance as described in footnote 10 divided by the aggregate principal balance of the pool assets reported in the December 2025 distribution date report.  Because the aggregate principal balance of the remaining pool assets may be less than the principal balance of the repurchase demands calculated as described in footnote 10, the percentage shown in this column may exceed 100%.

FN12: K-Star Asset Management LLC (“K-Star”), in its capacity as special servicer of the 2 Executive mortgage loan, in a letter dated September 26, 2025, alleged certain breaches of certain representations made in the applicable Mortgage Loan Purchase Agreement and requested that SMC take all actions as are required by Section 2.03 of the related Pooling and Servicing Agreement and Section 5 of the related Mortgage Loan Purchase Agreement. As of the date of this report, the demand is in dispute.